Sphere 3D and Cathedra Bitcoin Announce Closing of Business Combination

Combination creates a scaled data infrastructure platform with 53megawatts of operating capacity and a 100mw+ expansion pipeline ; Combined company retains Sphere 3D's name and US listing (NASDAQ: ANY)

TORONTO, ONTARIO, AND STAMFORD, CONNECTICUT, June 1, 2026 - (NEWSFILE) - Sphere 3D Corp. (NASDAQ: ANY) ("Sphere") and Cathedra Bitcoin Inc. (TSX-V: CBIT; OTCQB: CBTTF) ("Cathedra" and together with Sphere, the "Parties") today announced that they have completed the previously announced plan of arrangement (the "Transaction") pursuant to which Sphere acquired all of the issued and outstanding shares of Cathedra under the arrangement agreement entered into on March 5, 2026 (the "Agreement"), and Cathedra is now a wholly-owned subsidiary of Sphere (Sphere, together with Cathedra and their subsidiaries following completion of the Transaction, the "Combined Company"). The Transaction was completed by way of a court-approved plan of arrangement under the Business Corporations Act (British Columbia). The Transaction was approved at a special meeting of the securityholders of Cathedra and at a meeting of the shareholders of Sphere, and by the Supreme Court of British Columbia.

"Closing this combination marks a significant milestone for both companies and our shareholders," said Joel Block, Chief Executive Officer of the Combined Company. "We have integrated Cathedra's energy-centric infrastructure platform with Sphere's public-market presence and robust balance sheet to build a larger, more diversified enterprise with a clear growth trajectory. Together, we offer 53 MW of operational capacity, a pipeline exceeding 100 MW of potential expansion, and a NASDAQ-listed platform designed for scalability. We believe the Combined Company is strategically positioned to generate long-term value by seizing opportunities in high-performance computing and digital asset infrastructure."

Strategic Rationale and Competitive Advantages

The Transaction is expected to deliver greater scale and an expanded US operating footprint, with the Combined Company owning and operating a portfolio of 53 megawatts ("MW") of power capacity across five data centers in Iowa, Kentucky, and Tennessee. This larger platform is also intended to lay a foundation for potential expansion into high-performance compute. With growing demand for compute-intensive workloads, the Combined Company intends to evaluate select opportunities in adjacent high-performance compute and AI infrastructure, leveraging existing power relationships and site capabilities to maximize returns on its power capacity. The expanded operating scale is expected to improve profitability by spreading fixed overhead costs over a larger revenue and asset base.

The combination also diversifies the Combined Company's revenue streams across proprietary mining and hosting services. By integrating Sphere's updated mining machine fleet with Cathedra's data center operations and experience, the Combined Company gains exposure to mining economics while maintaining downside protection through fixed-margin hosting contracts with third parties. These strengths are paired with strong growth prospects supported by a scalable development model and access to capital: Cathedra's low-cost development model and infrastructure-first approach, coupled with Sphere's capital markets expertise, position the Combined Company to capitalize on a robust pipeline of over 100 MW of potential expansion opportunities and to further grow its portfolio of infrastructure assets.

Over time, the Combined Company intends to maximize returns on power capacity by assessing the highest-value applications for its energy resources, including digital asset mining, AI model training, and other compute-intensive workloads that require reliable, cost-effective power at scale.

The Combined Company's bitcoin mining operations and balance sheet include managed power capacity of 53 MW at five data centers across three U.S. states, comprising both data centers owned by the Combined Company and those leased from and/or operated by third parties, as well as 1.2 EH/s of installed proprietary mining hash rate across data centers owned by the Combined Company and third-party hosting providers.

Board and Management

Underpinning these advantages is an experienced leadership team with a clear strategic vision and a deep expertise in digital asset mining, digital infrastructure, energy optimization, and capital markets. Joel Block has assumed the role of Chief Executive Officer of the Combined Company and joins the board of directors, bringing extensive experience in both private and public capital markets and in operating within the digital infrastructure and bitcoin mining arena. Kurt Kalbfleisch, previously Chief Executive Officer and Chief Financial Officer of Sphere, has maintained his role of Chief Financial Officer and joins the board of directors, contributing over two decades of executive leadership experience at multiple NASDAQ-listed companies. Tiah Reppas will continue her role as Chief Accounting Officer of the Combined Company, bringing over two decades of public accounting experience. Thomas Masiero will be Head of Strategy of the Combined Company, bringing significant experience in the development of power capacity and infrastructure.

The board of directors comprises Tim Hanley, who serves as Chair, together with Marcus Dent, Kurt Kalbfleisch, Nicholas Gates, and Joel Block. Mr. Hanley, Mr. Dent, and Mr. Gates serve as independent directors, focused on robust governance, diverse strategic perspectives, and disciplined execution. Mr. Hanley is a seasoned global executive with significant audit committee and boardroom experience. He spent 17 years at Deloitte, where he led the firm's Global Consumer and Industrial Products practice and grew it to more than $14 billion in annual revenue, and he later served as Acting Keyes Dean of the College of Business at Marquette University. Marcus Dent, founder of TFTC.io and Managing Partner at Ten31, is a media personality and recognized thought leader in the digital assets industry. He previously served as Director of Business Development at Great American Mining, an early innovator in off-grid bitcoin mining using flared natural gas, and has served as a director of Cathedra since 2021. Nicholas Gates is Managing Director, Integrated Projects at Priority Power Management, an Arlington, Texas-based leader in energy management, procurement, and infrastructure development. He brings deep expertise in energy strategy, power procurement, and the development of large-scale power infrastructure.

Additional Transaction Details

As a result of the Transaction, Cathedra security holders received common shares of Sphere (the "Sphere Common Shares") and/or securities exercisable or convertible into Sphere Common Shares. The Combined Company has retained Sphere's name and listing on NASDAQ under the symbol "ANY".

Pursuant to the terms of the Agreement, Cathedra has amalgamated with S3D Acquisition Corp., a wholly owned subsidiary of Sphere formed to complete the Transaction. Holders of Cathedra subordinate voting shares ("Cathedra SV Shares") received 0.123014 of a Sphere Common Share for each Cathedra SV Share held (the "SV Exchange Ratio") and holders of Cathedra multiple voting shares ("Cathedra MV Shares") received 12.3014 Sphere Common Shares for each Cathedra MV Share held, which provided economically equivalent consideration for both classes of shares. Cathedra's outstanding warrants, stock options and certain restricted share units were exchanged for corresponding Sphere securities in accordance with the applicable exchange ratio. The remaining restricted share units fully vested immediately prior to closing, and the holders thereof received Sphere Common Shares in accordance with the SV Exchange Ratio. In addition, certain key Cathedra shareholders were subject to a 7% post-closing ownership cap, with any consideration that would have otherwise exceeded such cap received in a new series of Sphere non-voting preferred shares having equivalent economic value.

The securities issued pursuant to the Transaction were not registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), and were issued in reliance on the exemption from the registration requirements of the U.S. Securities Act provided by Section 3(a)(10) thereof and pursuant to similar exemptions from applicable state securities laws.

Stock Exchange Listing

The Cathedra SV Shares are expected to be delisted from the TSX Venture Exchange and the OTCQB at the close of trading on June 2, 2026, and Cathedra intends to submit an application to the applicable securities regulators to cease to be a reporting issuer and to terminate its public reporting obligations. The Sphere Common Shares will continue to trade on NASDAQ under the ticker "ANY". Further details regarding the Transaction are set out in the information circular of Cathedra and the proxy statement of Sphere, which are available on SEDAR+ at www.sedarplus.ca and EDGAR at www.sec.gov, respectively.

Inducement Award

In connection with the commencement of his employment with the Combined Company, subject to the approval of the Compensation Committee of the Combined Company's board of directors and the Combined Company's board, Mr. Block shall be entitled to a one-time inducement equity award of an aggregate of 500,000 restricted stock units, which shall be settled in Sphere Common Shares, vesting, subject to Mr. Block's continued employment, bi-annually in four equal installments over a two-year period, with the first tranche vesting on the six-month anniversary of the grant date. Such inducement award is a material inducement to Mr. Block entering into employment with the Combined Company and will be granted in accordance with Nasdaq Rule 5635(c)(4).

Advisors and Counsel

Dumoulin Black LLP acted as Canadian legal counsel to Cathedra and Greenberg Traurig, LLP acted as U.S. legal counsel to Cathedra. Evans & Evans, Inc. was the fairness opinion provider to Cathedra on this transaction.

Second Gate Advisory LLC acted as strategic advisor to Sphere, Meretsky Law Firm acted as Canadian legal counsel to Sphere and Pryor Cashman LLP acted as U.S. legal counsel to Sphere. Rosenblatt Securities was the fairness opinion provider to Sphere on this transaction.

For further information, please contact:

Joel Block, CEO, Sphere 3D Corp.

+1 (647) 952-5049

investor.relations@sphere3d.com

Neither the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

Forward-Looking Statements Disclaimer

This news release contains certain "forward-looking information" and "forward-looking statements" within the meaning of applicable Canadian and United States securities laws that are based on expectations, estimates and projections as at the date of this news release. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the U.S. Securities Act, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995 and applicable Canadian securities laws. The information in this release about future plans and objectives of the Combined Company, are forward-looking information. Other forward-looking information includes, but is not limited to, information concerning: the intentions and future actions of senior management, the intentions, plans and future actions of the Combined Company, as well as its ability to successfully mine digital currency; the anticipated timing for delisting of the Cathedra SV Shares from the TSX Venture Exchange and the OTCQB and submission of an application by Cathedra to cease to be a reporting issuer; revenue and capacity projections of the Combined Company; the expected benefits from the Transaction; the expected growth and capabilities of the Combined Company; the expected improved profitability and increased liquidity of the Combined Company; the construction and operation of expanded blockchain infrastructure as currently planned; the creation of long-term value for the shareholders of the Combined Company; planned growth, vertical integration and expansion into high-performance compute and AI infrastructure; projected reductions in power costs; expected operational, cost and procurement synergies; and the regulatory environment of cryptocurrency in applicable jurisdictions. Any statements that involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions, future events or performance (often but not always using phrases such as "expects", or "does not expect", "is expected", "anticipates" or "does not anticipate", "plans", "budget", "scheduled", "forecasts", "targets", "estimates", "believes", "contemplates", "predicts", "potential", "continue" or "intends" or variations of such words and phrases or stating that certain actions, events or results "may" or "could", "would", "should", "might" or "will" be taken to occur or be achieved) are not statements of historical fact and may be forward-looking information and are intended to identify forward-looking information.

This forward-looking information is based on reasonable assumptions and estimates of management of the Combined Company at the time it was made, including, without limitation, the anticipated timing of the delisting of the Cathedra SV Shares from the TSX Venture Exchange and the OTCQB; the ability of the Combined Company to successfully integrate the businesses and realize anticipated synergies, cost savings and operational efficiencies; the accuracy of projected power costs, energy availability and hosting arrangements; the continued availability of low-cost and reliable power; the performance and deployment of mining equipment and infrastructure; the availability of growth capital on acceptable terms; the ability to execute expansion plans on schedule and within budget; market conditions for bitcoin mining and high-performance computing infrastructure; the price of bitcoin and other digital assets; network difficulty and hash rate conditions; regulatory and tax stability in applicable jurisdictions; general economic, financial and capital markets conditions; and that the Combined Company will have access to the financial and other resources required to carry out its business plans as currently anticipated.

Additionally, these forward-looking statements may be affected by risks and uncertainties in the business of the Combined Company and general market conditions. Investors are cautioned that forward-looking statements are not based on historical facts but instead reflect the Combined Company's management's expectations, estimates or projections concerning future results or events based on the opinions, assumptions and estimates of management considered reasonable at the date the statements are made. Although the Combined Company believes that the expectations reflected in such forward-looking statements are reasonable, such statements involve risks and uncertainties, and undue reliance should not be placed thereon, as unknown or unpredictable factors could have material adverse effects on future results, performance or achievements of the Combined Company. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are the following: the ultimate timing, outcome and results of integrating the operations of Sphere and Cathedra; the effects of the business combination of Sphere and Cathedra, including the Combined Company's future financial condition, results of operations, strategy and plans; the ability of the Combined Company to realize anticipated synergies in the timeframe expected or at all; changes in capital markets and the ability of the Combined Company to finance operations in the manner expected; the risk of changes in governmental regulations or enforcement practices; changes in general economic, business and political conditions, including changes in the financial markets; changes in applicable laws and regulations both locally and in foreign jurisdictions; compliance with extensive government regulation and the costs associated with compliance; unanticipated costs; the risks and uncertainties associated with foreign markets; the volatility of bitcoin prices and other digital asset markets; changes in network difficulty, hash rate or mining economics; the availability, cost and reliability of power and energy infrastructure; the ability to secure additional power capacity or execute expansion projects on time and within budget; delays in delivery, installation or performance of mining equipment or other critical infrastructure; cybersecurity threats, technology failures or data center outages; counterparty risks relating to hosting clients, equipment suppliers or power providers; the availability and retention of key personnel; the ability to access debt or equity financing on acceptable terms; and risks related to competition in the bitcoin mining and high-performance computing industries.

Additional factors that could cause results to differ materially from those described above can be found in Sphere's reports filed on Form 10-K, Form 10-Q and Form 8-K and in other filings made by Sphere with the SEC from time to time and available at www.sec.gov and available on Sphere's website at www.sphere3d.gcs-web.com under the "Financials" tab, and in Cathedra's management information circular dated April 2, 2026 available under Cathedra's issuer profile on SEDAR+ at www.sedarplus.ca and in other documents Cathedra files on SEDAR+.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither the Combined Company nor any of its subsidiaries assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by applicable securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. Should one or more of these risks or uncertainties materialize, or should assumptions underlying the forward-looking statements prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated or expected. Although the Combined Company has attempted to identify important risks, uncertainties and factors which could cause actual results to differ materially, there may be others that cause results not to be as anticipated, estimated or intended and such changes could be material. Readers should not place undue reliance on forward-looking information.